                                                                    EXHIBIT 99.2


        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     We acquired O'Grady-Peyton International (USA), Inc., and Healthcare Resource Management Corporation (HRMC) on May 1, 2001 and April 23, 2002, respectively. O'Grady-Peyton's results of operations for the eight months ended December 31, 2001 are included in our condensed consolidated statement of operations for the year ended December 31, 2001. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2001 give effect to each of the acquisitions of O'Grady-Peyton and HRMC, our initial public offering in November 2001 and the proposed and recently announced underwritten secondary offering by certain selling stockholders, as if these events had occurred on January 1, 2001. The unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2002 gives effect to the acquisition of HRMC and the proposed common stock offering by certain selling stockholders, as well as our initial public offering in November 2001, as if these events had occurred on January 1, 2001. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2002 gives effect to the acquisition of HRMC and the proposed common stock offering by certain selling stockholders as of such date.

     This pro forma financial information does not purport to represent what our actual results of operations or financial position would have been had the acquisitions or the other transactions occurred on the dates indicated or for any future period or date. The pro forma adjustments give effect to available information and assumptions that we believe are reasonable. You should read our pro forma condensed consolidated financial information in conjunction with our financial statements and the related notes, as well as "Selected Consolidated Financial and Operating Data," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" appearing in our Annual Report on Form 10-K for the year ended December 31, 2001, and our consolidated unaudited financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2002.

                         AMN HEALTHCARE SERVICES, INC.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                      HISTORICAL (1)
                                               -----------------------------
                                                          O'GRADY-              PRO FORMA      PRO
                                                 AMN       PEYTON     HRMC     ADJUSTMENTS    FORMA
                                               --------   --------   -------   -----------   --------
Revenue......................................  $517,794   $10,582    $13,062    $     --     $541,438
Cost of revenue..............................   388,284     7,373      9,570          --      405,227
                                               --------   -------    -------    --------     --------
  Gross profit...............................   129,510     3,209      3,492          --      136,211
                                               --------   -------    -------    --------     --------
Expenses:
  Selling, general, and administrative
     (excluding non-cash stock-based
     compensation)...........................    71,483     1,818      2,013          --       75,314
  Non-cash stock-based compensation..........    31,881        --         --          --       31,881
  Amortization...............................     5,562        --         --         638(2)     6,200
  Depreciation...............................     2,151        25         38          --        2,214
  Transaction costs..........................     1,955        --         --          --        1,955
                                               --------   -------    -------    --------     --------
Total expenses...............................   113,032     1,843      2,051         638      117,564
                                               --------   -------    -------    --------     --------
Income from operations.......................    16,478     1,366      1,441        (638)      18,647
Interest expense, net........................    13,933        43        257     (13,864)(3)      369
                                               --------   -------    -------    --------     --------
Income before income tax expense (benefit)
  and extraordinary item.....................     2,545     1,323      1,184      13,226       18,278
Income tax expense (benefit).................     1,476       539          7       8,579(4)    10,601
                                               --------   -------    -------    --------     --------
Income before extraordinary item.............  $  1,069   $   784    $ 1,177    $  4,647     $  7,677
                                               ========   =======    =======    ========     ========
Net income per common share
  Basic......................................                                                $   0.18
                                                                                             ========
  Diluted....................................                                                $   0.17
                                                                                             ========
Weighted average common shares
  Basic......................................                                                  42,638(5)
                                                                                             ========
  Diluted....................................                                                  46,211(6)
                                                                                             ========

 See accompanying notes to Unaudited Pro Forma Condensed Consolidated Statement
                                 of Operations.

                         AMN HEALTHCARE SERVICES, INC.

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

(1) The historical results of operations of AMN includes the results of O'Grady-Peyton commencing May 1, 2001, its date of acquisition by AMN. The historical results of operations of O'Grady-Peyton reflect its results from January 1, 2001 through April 30, 2001. The historical results of operations of HRMC reflect its results for the year ended December 31, 2001.

(2) The pro forma amortization expense gives effect to additional goodwill amortization of $278,000 and $293,000 in connection with the O'Grady-Peyton and HRMC acquisitions, respectively. It also gives effect to additional non-compete amortization of $17,000 and $50,000 for O'Grady-Peyton and HRMC, respectively.

(3) The pro forma interest expense, net gives effect to the reduction of interest expense in the amount of $13,864,000 related to the repayment of all of the outstanding debt with the proceeds from our initial public offering.

(4) The pro forma income tax expense gives effect to the additional tax expense, calculated at our effective tax rate of approximately 58%, related to the pro forma adjustments described above and pre-tax income of O'Grady-Peyton and HRMC.

(5) Pro forma basic weighted average shares gives effect to the shares issued in our initial public offering, the shares issued upon exercise of warrants at the time of our initial public offering, and shares issued upon the exercise of outstanding options by certain selling stockholders in conjunction with the proposed common stock offering.

(6) Pro forma diluted weighted average shares gives effect to the stock options outstanding under the 1999 and 2001 stock option plans and options exercised by certain selling stockholders in conjunction with the proposed common stock offering.

                         AMN HEALTHCARE SERVICES, INC.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 2002
                (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                     HISTORICAL (1)
                                                 ----------------------     PRO FORMA       PRO
                                                   AMN          HRMC       ADJUSTMENTS     FORMA
                                                 --------    ----------    -----------    --------
Revenue........................................  $173,956      $3,764       $     --      $177,720
Cost of revenue................................   131,753       2,744             --       134,497
                                                 --------      ------       --------      --------
  Gross profit.................................    42,203       1,020             --        43,223
                                                 --------      ------       --------      --------
Expenses:
  Selling, general, and administrative
     (excluding non-cash stock-based
     compensation).............................    22,725         595             --        23,320
  Non-cash stock-based compensation............       218          --             --           218
  Amortization.................................        82          --             13(2)         95
  Depreciation.................................       691          11             --           702
                                                 --------      ------       --------      --------
Total expenses.................................    23,716         606             13        24,335
                                                 --------      ------       --------      --------
Income from operations.........................    18,487         414            (13)       18,888
Interest (income) expense, net.................      (142)         59            (60)(3)      (143)
                                                 --------      ------       --------      --------
Income before income tax expense...............    18,629         355             47        19,031
Income tax expense.............................     7,452          13            148(4)      7,613
                                                 --------      ------       --------      --------
Net income.....................................  $ 11,177      $  342       $   (101)     $ 11,418
                                                 ========      ======       ========      ========
Net income per common share
     Basic.....................................                                           $   0.27
                                                                                          ========
     Diluted...................................                                           $   0.24
                                                                                          ========
Weighted average common shares
     Basic.....................................                                             42,638(5)
                                                                                          ========
     Diluted...................................                                             47,053(6)
                                                                                          ========

 See accompanying notes to Unaudited Pro Forma Condensed Consolidated Statement
                                 of Operations.

                         AMN HEALTHCARE SERVICES, INC.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 2002

(1) The historical results of operations of HRMC reflect its results for the three months ended March 31, 2002.

(2) The pro forma amortization expense gives effect to additional non-compete amortization of $13,000 in connection with the HRMC acquisition.

(3) The pro forma interest expense, net gives effect to the reduction of interest expense in the amount of $60,000 related to the repayment of all of the outstanding debt of HRMC at the time of its acquisition by AMN as required pursuant to the purchase agreement.

(4) The pro forma income tax expense gives effect to the additional tax expense, calculated at AMN's effective tax rate of approximately 40%, related to the pro forma adjustments described above and pre-tax income of HRMC.

(5) Pro forma basic weighted average shares gives effect to the shares issued in our initial public offering, the shares issued upon exercise of warrants at the time of our initial public offering, and shares issued upon the exercise of outstanding options by certain selling stockholders in conjunction with the proposed common stock offering.

(6) Pro forma diluted weighted average shares gives effect to the stock options outstanding under the 1999 and 2001 stock option plans and options exercised by certain selling stockholders in conjunction with the proposed common stock offering.

                         AMN HEALTHCARE SERVICES, INC.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                 BALANCE SHEET
                              AS OF MARCH 31, 2002
                                 (IN THOUSANDS)

                                                       HISTORICAL
                                                   ------------------     PRO FORMA       PRO
                                                     AMN        HRMC     ADJUSTMENTS     FORMA
                                                   --------    ------    -----------    --------
                                             ASSETS
Current assets:
  Cash and cash equivalents......................  $ 25,288    $  317      $(9,232)(1)  $ 16,373
  Short-term held-to-maturity investments........    12,166        --           --        12,166
  Accounts receivable, net.......................   125,517     1,629           --       127,146
  Prepaid expenses...............................     8,493       146           --         8,639
  Other current assets...........................     2,327        75           --         2,402
                                                   --------    ------      -------      --------
          Total current assets...................   173,791     2,167       (9,232)      166,726
Fixed assets, net................................     7,996       129           --         8,125
Deferred income taxes, net.......................    19,385        --           --        19,385
Deposits and other assets........................       306       119           --           425
Goodwill, net....................................   127,752        --        7,297(2)    135,049
Other intangibles, net...........................     1,391        --          200(3)      1,591
                                                   --------    ------      -------      --------
          Total assets...........................  $330,621    $2,415      $(1,735)     $331,301
                                                   ========    ======      =======      ========

                              LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Bank overdraft.................................  $  3,069    $   --      $    --      $  3,069
  Accounts payable and accrued expenses..........     7,373        53           --         7,426
  Accrued compensation and benefits..............    28,632       346           --        28,978
  Income taxes payable...........................     2,473        --           --         2,473
  Current portion of notes payable...............        --     1,122       (1,122)(4)        --
  Other current liabilities......................     4,229        --           --         4,229
                                                   --------    ------      -------      --------
          Total current liabilities..............    45,776     1,521       (1,122)       46,175
Notes payable, less current portion..............        --         5           (5)(4)        --
Other long-term liabilities......................     1,608        --           --         1,608
                                                   --------    ------      -------      --------
          Total liabilities......................    47,384     1,526       (1,127)       47,783
                                                   --------    ------      -------      --------
Stockholders' equity:
  Common stock...................................       423         1            2(5)        426
  Additional paid-in capital.....................   345,976        23          255(5)    346,254
  Accumulated deficit............................   (63,162)      865         (865)(5)   (63,162)
                                                   --------    ------      -------      --------
          Total stockholders' equity.............   283,237       889         (608)      283,518
                                                   --------    ------      -------      --------
Commitments and contingencies
          Total liabilities and stockholders'
            equity...............................  $330,621    $2,415      $(1,735)     $331,301
                                                   ========    ======      =======      ========

  See accompanying notes to Unaudited Pro Forma Condensed Consolidated Balance
                                     Sheet.

                         AMN HEALTHCARE SERVICES, INC.

              NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                 BALANCE SHEET
                              AS OF MARCH 31, 2002

(1) The pro forma adjustment gives effect to the cash used to acquire HRMC of $9,513,000, estimated expenses associated with the proposed common stock offering of $1,285,000, and proceeds from the exercise of options by certain selling stockholders in conjunction with the proposed common stock offering of $1,566,000.

(2) The pro forma adjustment gives effect to goodwill recorded in connection with the acquisition of HRMC.

(3) The pro forma adjustment gives effect to the recording of the non-compete agreement in connection with the HRMC acquisition in the amount of $200,000.

(4) The pro forma adjustment gives effect to the repayment of all of the outstanding debt of HRMC at the time of its acquisition by AMN.

(5) The pro forma adjustment gives effect to AMN's acquisition of HRMC, the capitalization of the estimated costs associated with the proposed common stock offering and the impact of options exercised in conjunction with the proposed common stock offering.